Exhibit 99.1

ONDAS NASDAQ: ONDS

ONDAS TO ACQUIRE ROBOTEAM

Expanding Multi-Domain Autonomy with Field-Proven Tactical Ground Robotics

Ondas Holdings Inc. (NASDAQ: ONDS) has entered into a definitive agreement to acquire Roboteam Ltd, a global developer of rugged tactical unmanned ground vehicles (UGVs) used for explosives ordinance disposal (EOD), intelligence, surveillance, and reconnaissance (ISR), hazardous-environment missions, and commercial applications.

The acquisition is expected to strengthen Ondas Autonomous Systems (OAS) by adding mature ground-based autonomy to its expanding portfolio, positioning the company to offer integrated air-and-ground robotic solutions for defense, homeland security, and public safety customers.

Strategic Fit

- Strengthens access to DoW, NATO, and partnered defense programs.
- Adds a tested portfolio of tactical UGVs designed for high-risk missions in complex terrain.
- Enhances mission safety through remote, real-time robotic intelligence.
- Expands OAS capabilities within unmanned logistics, ISR and EOD, including within subterranean and urban operations.
- Leverages Roboteam's global field record, established logistics footprint, and operational credibility.



Market Relevance & Opportunity

Defense modernization programs across the U.S. DoD and allied nations continue to prioritize unmanned and autonomous systems for ISR, logistics, and high-risk tactical missions. Increased investment in ground autonomy and robotics procurement—driven by evolving geopolitical threats and the shift toward 2030 modernization roadmaps—creates a strong environment for expanding mission-ready unmanned ground solutions. Roboteam's combat-proven platforms directly align with these priorities, strengthening OAS's ability to meet growing demand for flexible, deployable, multi-domain autonomy.

Roboteam

www.ondas.com www.robo-team.com

These elements demonstrate a deliberate integration strategy that enhances capability while reducing complexity, supporting OAS’s long - term roadmap for scalable multi - domain autonomy. Defense and public safety organizations increasingly depend on unmanned ground systems to reduce risk, extend visibility, and maintain operational advantage in contested or hazardous environments. Roboteam’s platforms support critical missions in urban, underground, and GPS degraded conditions where robotic mobility is essential. The acquisition will expand OAS’s ability to serve customers seeking trusted, mission ready ground robotics with proven performance and ﬂexible payload options. www.ondas.com www.robo - team.com Integration Framework OAS is integrating its acquired robotics companies through a uniﬁed operational model designed for scale and long - term eﬃciency. This framework includes: • Shared Autonomy Stack: A common autonomy architecture enabling consistent behaviors, navigation, and decision logic across air and ground platforms. • Shared Command - and - Control (C2): A converged operator interface and communications layer to streamline control, reduce training time, and improve situational awareness. • Common Payloads: Standardized ISR, sensing, and mission payloads that can be deployed across multiple robotic form factors. • Manufacturing Eﬃciencies: Consolidated production planning, shared component sourcing, and streamlined assembly across UGV and aerial systems. • Cross - Platform Data Fusion: Integration of sensor data from ground and aerial assets to provide uniﬁed situational intelligence, improved targeting, and greater operational ﬂexibility. Growth Potential Roboteam enhances OAS’s mission portfolio with: • Reliable tactical mobility across complex and conﬁned terrain. • Payload versatility for ISR, EOD, reconnaissance, and hazardous - site inspection. • Interoperability opportunities across OAS aerial and autonomy technologies. • Command - and - control platform designed to manage autonomous robotic operations. Together, these capabilities create a scalable, multi - domain robotics platform positioned for long - term growth across defense and homeland - security missions.

Integrated Robotic Fleet



RT-7

Integrated, Highly Intuitive & Secure Wireless Common Controller

Lightweight, superior interface for multiple unmanned vehicles



RT-2000

Multi Purpose Robotic UGV

High mobility all-terrain robot with interoperable heavy payload and open architecture



RT-1000

Lightweight Heavy-Payload Robot

A robot for every mission



RT-200

Full-Featured Tactical Ground Robot

A state-of-the-art man-transportable robotic system



RT-2

Your Eyes and Ears on the Ground – and Under it

The throwable IRIS robot gathers intelligence instantly



RT-20

The World's Lightest Full-Featured Tactical Ground Robot

All-terrain, Stair Climbing Tactical Robot with 360° Day/Night Vision





Roboteam HUB

Enabling users to control diverse robotic fleets through one intelligent, mission-ready interface

www.ondas.com www.robo-team.com

Forward - Looking Statements Statements made in this fact sheet that are not statements of historical or current facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance, or achievements could diﬀer materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10 - K and in our other ﬁlings with the SEC. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law. www.sentrycs.com www.ondas.com Trusted by Leading Defense Forces & Governments CANADIAN SPECIAL OPERATIONS FORCES COMMAND ROK THAILAND MILITARY NATIONAL ARMY OF COLUMBIA INDONESIAN ARMY US MARINE CORPS US AIR FORCE FBI US DEFENSE THREAT REDUCTION AGENCY ISRAEL DEFENSE FORCES STATE OF ISRAEL ISRAEL POLICE BRITISH ARMY NORWEGIAN ARMED FORCES SINGAPORE ARMY ITALIAN STATE OF POLICE ITALY CARABINIERI